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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 25, 2004
                Date of Report (Date of earliest event reported)

                            PACER HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)

         Florida                           0-28729             11-3144463
         -------                           -------             ----------
(State or other jurisdiction of    (Commission file number) (I.R.S. Employer
incorporation or organization)                              Identification No.)

                             7759 N.W. 146TH STREET
                              MIAMI LAKES, FL 33016
                    (Address of principal executive offices)

                                 (305) 828-7660
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 25, 2004, Pacer Health Corporation received written notice that Ahearn, Jasco + Company has declined to stand for reappointement as the Company's auditors for the year ended December 31, 2004 and as the independent accountants for the reviews of the Company's quarter information for the quarters ending during the fiscal year ending December 31, 2004. In its May 25, 2004 letter, Ahearn, Jasco stated that the Company's statement that the Company engaged Ahearn, Jasco to perform the required review of the Company's March 31, 2004 interim financial statements was incorrect, insofar as Ahearn, Jasco had not determined that it would stand for reappointment. Ahearn, Jasco's evaluation centered around whether the Company had made progress in correcting the internal control weaknesses identified during Ahearn, Jasco's audit of the Company's December 31, 2003 financial statements.

         Pursuant to a resolution of the Board of Directors, the Company appointed Salberg & Company, P.A. as the Company's independent accountants on June 3, 2004. Salberg & Company, P.A. shall replace Ahearn, Jasco + Company, P.A., which had previously served as the Company's independent accountants.

         Prior to the date of this report, Salberg & Company, P.A. has not been engaged as an independent accountant to audit either the financial statements of the Company or any of its subsidiaries, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

         The reports of Ahearn, Jasco + Company, P.A. on the financial statements for the years ended December 31, 2003 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company's ability to continue as a going concern.

         During the years ended December 31, 2003 and through the date of this report, there were no disagreements with Ahearn, Jasco + Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ahearn, Jasco + Company, P.A., would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years.

         As part of the audit for the year ended December 31, 2003, Ahearn, Jasco + Company, P.A. reported to management certain material weaknesses in the Company's internal control systems relating to the Company's controls over (1) journal entries, providing complete and accurate output, application of accounting principles, reconciliation of supporting documents, and control of non-accounting documents to the extent this information requires financial statement disclosure, and (2) the internal accounting controls regarding segregation of duties, each have material weakness. The Company believes that its overall internal controls are, in fact, effective, and the Company strives to continue to make improvements in its internal controls. Ahearn, Jasco does not believe that these items constitute reportable events as described in Item 304(a) of Regulation S-B.

         The Company has authorized Ahearn, Jasco + Company, P.A. to respond fully to any inquiries of Salberg & Company, P.A.

         The Company has requested that Ahearn, Jasco + Company, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above mentioned statements. A copy of such letter, dated June 3, 2004, is filed as an Exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

         16.1 Letter from Ahearn, Jasco + Company, P.A. to the Securities and Exchange Commission dated June 3, 2004


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 3, 2004                        PACER HEALTH CORPORATION
                                             Registrant


                                             /s/ Rainier Gonzalez
                                             ----------------------------
                                             Rainier Gonzalez,
                                             President